UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — January 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Term Investment Fund

Semiannual report
1 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 21

Message from the Trustees

March 9, 2021

Dear Fellow Shareholder:

The continuing hardships of the global Covid-19 pandemic remain a concern for the economy, but we have optimism for the year ahead. Infection rates have declined in early 2021. In the United States, fiscal stimulus enacted in December is reaching people and President Biden is urging Congress to provide even more support. Worldwide, more than 140 million vaccinations are just the beginning of a massive effort to counter the pandemic.

While many challenges remain, the economy is rebounding, the stock market has reached new highs, and interest rates remain low. Conditions appear to be in place for rising employment rates and increasing business activity later in the year. Businesses and policy makers need to steer a careful course, but we believe it is reasonable to anticipate improvement.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/21. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

* Source: Bloomberg Index Services Limited.

2 Short Term Investment Fund

Please describe the money market environment during the six-month reporting period ended January 31, 2021.

JOANNE During the period, the economy continued to recover from the economic downturn sparked by the Covid-19 crisis. The Federal Reserve remained supportive of economic growth, keeping its target federal funds rate in a range from 0.00% to 0.25%. The Fed also maintained its purchases of U.S. Treasurys and agency mortgage-backed securities while extending several lending facilities to support the short end of the yield curve through March 2021.

After a slow economic recovery through the fall of 2020, market sentiment rebounded in November with the Biden presidential victory and the announcements by Pfizer/BioNTech and Moderna regarding the efficacy of their vaccines. Biden’s nomination of Janet Yellen as Treasury Secretary and his decision to keep Federal Reserve Chairman Jerome Powell as Fed Chair reassured investors that his administration was focused on the recovery from the pandemic. Just before the end of 2020, Congress and the White House finalized a $900 billion Covid-19 aid bill and a $1.4 trillion budget package to fund government agencies

Short Term Investment Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/21. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Short Term Investment Fund

through September 2021 — averting a federal government shutdown.

With the Fed looking to keep interest rates near zero through 2023, and the level of reserves in the banking system increasing, the one-month London Interbank Offered Rate [LIBOR] moved from 0.15% on July 31, 2020, to 0.12% on January 31, 2021. The one-year LIBOR declined from 0.45% to 0.31% over this same period. Due to the decline in the rate of overnight U.S. Treasury repurchase agreements [repos], the Fed’s Secured Overnight Financing Rate [SOFR] fell from 0.10% on July 31, 2020, to 0.06% by period-end. [Financial institutions use overnight repos to raise short-term cash to finance their operations.]

How did the fund perform during the period?

MIKE During the six-month reporting period ended January 31, 2021, the fund outperformed the return of its benchmark index, the ICE BofA U.S. Treasury Bill Index.

What was your strategy in this environment?

JOANNE During the period, we added floating-rate instruments that were mostly indexed to SOFR and the three-month LIBOR. In our view, these securities offered better value relative to fixed-rate securities. This was especially the case with commercial paper. Outstanding supply fell for much of the period, hitting a low in early November 2020 before starting to slowly recover in December. We looked for opportunities to lock in fixed-rate paper as issuers sought to increase their cash levels by year-end. This resulted in market pressure that caused rates to rise in the closing weeks of 2020.

We continued to hold a high level of repos with overnight maturities and invested in shorter-dated paper to provide liquidity.

What holdings exemplified your strategy?

MIKE During the period, we continued to enter into repos with high-quality counterparties collateralized by U.S. Treasurys, mortgage-backed securities, and investment-grade corporate bonds and notes. We also invested in commercial paper, certificates of deposits, U.S. Treasury notes and bills, as well as floating-rate notes issued by large, and in our opinion, creditworthy financial institutions, such as Toronto-Dominion and UBS. We believe these banks have strong credit profiles. In our view, balance sheet measures and capital liquidity ratios should continue to be strong despite new challenges to earnings and asset quality in the near term. More broadly speaking, we expect overall fundamentals to remain sound despite the more challenging macroeconomic environment. We also see ongoing government policy responses to the pandemic as highly supportive.

The fund is also invested in asset-backed commercial paper [ABCP] programs like Old Line Funding and CRC Funding. We continue to favor ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans.

What is your outlook for the coming months?

JOANNE We expect the Fed to continue to be supportive of the financial markets while the U.S. economy continues to recover. Fed officials have committed to keeping borrowing costs low while continuing asset purchases. We expect further downward pressure on interest rates with the expectation of a reduction in U.S. Treasury bill supply along with a reduction in the Treasury General Account [TGA]. This should lead to an increase in reserves held by U.S. banks as cash moves from the U.S. Treasury into the banking system. The Fed, however, has made it clear it would like to avoid negative

Short Term Investment Fund 5

rates, so we would expect them to take further actions to ensure positive rates if necessary.

MIKE We believe the Covid-19 pandemic will continue to weigh on economic activity in the near term. Infections have the potential to accelerate due to new strains. However, in our view, the medium-term outlook for 2021 is improving, with mass vaccinations expected to slow the pace of new infections and increase mobility by the third quarter of 2021. The return of warmer weather may help reduce infection rates, as we saw in 2020 in some cases. Given the improving outlook longer-term, we believe that interest rates are likely to drift somewhat higher. However, given the Fed’s balance sheet dynamics, we believe short-term yields are likely to hover near zero for the foreseeable future.

Amid these crosscurrents, we will continue to maintain a conservative, high-quality portfolio, seeking to capture additional income while maintaining liquidity for our shareholders.

Thank you both for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risks.

6 Short Term Investment Fund

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended January 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class G and P shares are only available to other Putnam funds and/or other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class G (8/3/20)
Net asset value	6.95%	0.85%	6.66%	1.30%	5.00%	1.64%	0.51%	0.09%
Class P (2/19/13)
Net asset value	6.95	0.85	6.66	1.30	5.00	1.64	0.51	0.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class G and P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

Performance for class G before its inception is derived from the historical performance of class P shares. For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	6.54%	0.80%	6.27%	1.22%	4.94%	1.62%	0.61%	0.06%
Lipper Institutional
Money Market Funds	5.67	0.69	5.56	1.09	4.31	1.41	0.34	0.01
category average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 1/31/21, there were 121, 120, 104, 98, and 95 funds, respectively, in this Lipper category.

Short Term Investment Fund 7

Fund distribution information For the six-month period ended 1/31/21

Distributions	Class G	Class P
Number	6	6
Income	$0.000944	$0.000944
Capital gains	—	—
Total	$0.000944	$0.000944
Current rate (end of period)	Class G	Class P
Current dividend rate[1]	0.15%	0.15%
Current 30-day SEC yield (with expense limitation)[2,3]	0.14	0.14
Current 30-day SEC yield (without expense limitation)[3]	–0.12	–0.12

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class G (8/3/20)
Net asset value	6.94%	0.86%	6.68%	1.30%	5.11%	1.68%	0.65%	0.11%
Class P (2/19/13)
Net asset value	6.94	0.86	6.68	1.30	5.11	1.68	0.65	0.11

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Short Term Investment Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class G	Class P
Net expenses for the fiscal year ended 7/31/20*	0.03%†	0.03%
Total annual operating expenses for the fiscal year ended 7/31/20	0.28%†	0.28%
Annualized expense ratio for the six-month period ended 1/31/21	0.03%	0.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/21.

† Other expenses are based on expenses of class P shares for the fund’s last fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 8/1/20 to 1/31/21. For a new class, the expenses shown are for the period from the inception date of the class to 1/31/21. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class G	Class P
Expenses paid per $1,000*†	$0.15‡	$0.15
Ending value (after expenses)	$1,000.90	$1,000.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21, or in the case of a new class, the average net assets of the class from the inception date for the class to 1/31/21. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 8/1/20 to 1/31/21, they would have been higher.

Short Term Investment Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/21, use the following calculation method. To find the value of your investment on 8/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class G	Class P
Expenses paid per $1,000*†	$0.15	$0.15
Ending value (after expenses)	$1,025.05	$1,025.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21, or in the case of a new class, the average net assets of the class from the inception date for the class to 1/31/21. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Short Term Investment Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Short Term Investment Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class G shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam fund-of-funds accounts, and no management fee is paid by such investors.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative rates

London Interbank Offered Rate [LIBOR] is set by the British Bankers Association (BBA). It is based on offered interbank deposit rates contributed in accordance with the instructions to BBA LIBOR contributor banks.

Secured Overnight Financing Rate [SOFR] is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements [repos]. SOFR is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the

12 Short Term Investment Fund

use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2021, Putnam employees had approximately $541,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Term Investment Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Short Term Investment Fund

The fund’s portfolio 1/31/21 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (46.3%)*	amount	Value
Interest in $57,000,000 tri-party repurchase agreement dated 1/29/2021 with Bank of Nova Scotia due 2/1/2021 — maturity value of $57,000,190 for an effective yield of 0.040% (collateralized by various U.S. Treasury bonds with coupon rates ranging from 1.125% to 4.375% and due dates ranging from
1/15/2028 to 2/15/2044, valued at $58,140,285)	$57,000,000	$57,000,000
Interest in $100,000,000 tri-party term repurchase agreement dated 12/4/2020 with BMO Capital Markets due 2/2/2021 — maturity value of $100,016,667 for an effective yield of 0.100% (collateralized by various mortgage backed securities with coupon rates ranging from 1.800% to 8.000% and due dates
ranging from 7/20/2029 to 10/20/2070, valued at $102,017,001) Ŧ	100,000,000	100,000,000
Interest in $54,000,000 tri-party term repurchase agreement dated 1/29/2021 with BNP Paribas, 0.270% (collateralized by various corporate bonds and notes with coupon rates ranging from 1.460% to 6.500% and due dates ranging from
10/14/2021 to 6/1/2060, valued at $56,701,276) Ŧ EG (France)	54,000,000	54,000,000
Interest in $200,000,000 tri-party repurchase agreement dated 1/29/2021 with BNP Paribas due 2/1/2021 — maturity value of $200,000,667 for an effective yield of 0.040% (collateralized by various U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from 0.250% to 2.625% and
due dates ranging from 10/31/2021 to 2/15/2049, valued at $204,000,732)	200,000,000	200,000,000
Interest in $300,710,000 joint tri-party repurchase agreement dated 1/29/2021 with BofA Securities, Inc. due 2/1/2021 — maturity value of $162,848,814 for an effective yield of 0.060% (collateralized by various mortgage backed securities with coupon rates ranging from 1.500% to 5.000% and due dates
ranging from 2/1/2029 to 2/1/2051, valued at $306,724,200)	162,848,000	162,848,000
Interest in $377,326,000 joint tri-party repurchase agreement dated
1/29/2021 with Citigroup Global Markets, Inc. due 2/1/2021 — maturity value of $193,527,968 for an effective yield of 0.060% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000% to 5.000%
and due dates ranging from 6/1/2050 to 9/1/2050, valued at $384,890,117)	193,527,000	193,527,000
Interest in $123,200,000 tri-party repurchase agreement dated 1/29/2021 with Goldman, Sachs & Co. LLC due 2/1/2021 — maturity value of $123,200,411 for an effective yield of 0.040% (collateralized by various U.S. Treasury notes, various mortgage backed securities and a U.S. Treasury bond with coupon rates ranging from 1.375% to 7.500% and due dates ranging from 5/31/2021
to 12/1/2050, valued at $125,664,000)	123,200,000	123,200,000
Interest in $100,000,000 tri-party repurchase agreement dated 1/29/2021 with
HSBC Securities (USA), Inc. due 2/1/2021 — maturity value of $100,000,333 for an effective yield of 0.040% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.195% to 5.000% and due dates
ranging from 1/31/2021 to 5/15/2043, valued at $102,000,342)	100,000,000	100,000,000
Interest in $200,000,000 joint tri-party repurchase agreement dated 1/29/2021 with JPMorgan Securities, LLC due 2/1/2021 — maturity value of $131,512,438 for an effective yield of 0.040% (collateralized by various U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from 1.500% to 7.250%
and due dates ranging from 4/30/2021 to 3/31/2023, valued at $204,000,685)	131,512,000	131,512,000
Interest in $50,000,000 tri-party repurchase agreement dated 1/29/2021 with JPMorgan Securities, LLC due 2/1/2021 — maturity value of $50,000,250 for an effective yield of 0.060% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000% to 5.500% and due dates
ranging from 2/1/2027 to 1/1/2051, valued at $51,000,255)	50,000,000	50,000,000

Short Term Investment Fund 15

	Principal
REPURCHASE AGREEMENTS (46.3%)* cont.	amount	Value
Interest in $25,000,000 tri-party term repurchase agreement dated
1/29/2021 with RBC Capital Markets, LLC, 0.290% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.863%
to 10.200% and due dates ranging from 7/28/2021 to 8/15/2060, valued at
$26,250,635) Ŧ EG (Canada)	$25,000,000	$25,000,000
Interest in $302,200,000 joint tri-party repurchase agreement dated 1/29/2021 with Royal Bank of Canada due 2/1/2021 — maturity value of $164,500,823 for an effective yield of 0.060% (collateralized by various mortgage backed securities with coupon rates ranging from 1.740% to 7.000% and due dates
ranging from 4/1/2035 to 1/20/2051, valued at $308,245,542)	164,500,000	164,500,000
Total repurchase agreements (cost $1,361,587,000)		$1,361,587,000

		Maturity	Principal
COMMERCIAL PAPER (17.2%)*	Yield (%)	date	amount	Value
ABN AMRO Funding USA, LLC	0.230	2/22/21	$15,000,000	$14,998,750
ABN AMRO Funding USA, LLC	0.230	2/10/21	37,000,000	36,998,199
American Honda Finance Corp.	0.320	2/26/21	5,000,000	4,999,032
American Honda Finance Corp.	0.310	2/22/21	6,000,000	5,999,008
American Honda Finance Corp.	0.290	3/5/21	10,000,000	9,997,550
Baker Hughes Holdings, LLC	0.250	3/5/21	15,000,000	14,997,623
Bank of America, NA	0.200	3/12/21	20,750,000	20,751,860
BPCE SA (France)	0.603	2/8/21	14,000,000	13,999,650
BPCE SA (France)	0.240	6/3/21	15,000,000	14,992,083
Goldman Sachs International (United Kingdom)	0.270	6/8/21	19,500,000	19,486,128
GTA Funding, LLC	0.220	4/1/21	15,250,000	15,245,483
ING (U.S.) Funding, LLC	0.502	2/1/21	15,000,000	14,999,839
Lloyds Bank PLC (United Kingdom)	0.270	4/16/21	15,000,000	14,994,514
Lloyds Bank PLC (United Kingdom)	0.240	4/26/21	36,000,000	35,984,514
Mitsubishi UFJ Trust & Banking Corp./NY	0.250	4/23/21	21,500,000	21,491,773
National Australia Bank, Ltd. (Australia)	0.397	7/8/21	15,000,000	15,009,508
National Australia Bank, Ltd. (Australia)	0.352	2/19/21	15,000,000	15,001,684
National Australia Bank, Ltd. (Australia)	0.240	6/7/21	15,000,000	14,994,464
National Bank of Canada (Canada)	0.180	2/4/21	20,000,000	19,999,700
Royal Bank of Canada (Canada)	1.840	3/3/21	20,000,000	20,003,629
Schlumberger Holdings Corp.	0.472	8/13/21	11,000,000	10,985,926
Shell International Finance BV (Netherlands)	0.553	6/14/21	12,500,000	12,491,736
Shell International Finance BV (Netherlands)	0.523	6/11/21	10,000,000	9,993,572
Simon Property Group LP	0.350	4/9/21	15,000,000	14,996,121
Skandinaviska Enskilda Banken AB (Sweden)	0.220	5/7/21	43,000,000	42,982,091
Societe Generale SA (France)	0.667	6/2/21	11,000,000	11,012,496
Societe Generale SA (France)	0.322	12/3/21	16,000,000	16,001,808
Toronto-Dominion Bank (The) (Canada)	1.665	2/5/21	15,000,000	15,000,536
Total Capital Canada, Ltd. (Canada)	0.220	2/3/21	14,000,000	13,999,823
UBS AG/London (United Kingdom)	0.282	9/22/21	14,000,000	13,998,213
Total commercial paper (cost $506,289,570)				$506,407,313

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (13.9%)*	Yield (%)	date	amount	Value
Atlantic Asset Securitization, LLC	0.210	2/16/21	$23,700,000	$23,698,175
Atlantic Asset Securitization, LLC	0.190	2/17/21	26,000,000	25,997,873
Barclays Bank PLC CCP (United Kingdom)	0.361	2/8/21	20,500,000	20,499,049

16 Short Term Investment Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (13.9%)* cont.	Yield (%)	date	amount	Value
Barclays Bank PLC CCP (United Kingdom)	0.280	5/3/21	$15,900,000	$15,891,489
CAFCO, LLC	0.230	6/3/21	5,000,000	4,997,778
CAFCO, LLC	0.200	3/22/21	15,000,000	14,997,292
Chariot Funding, LLC	0.200	3/23/21	15,000,000	14,996,246
Chariot Funding, LLC	0.180	3/5/21	30,000,000	29,995,246
CHARTA, LLC	0.220	6/10/21	16,000,000	15,990,848
CHARTA, LLC	0.200	4/8/21	15,000,000	14,995,199
Collateralized Commercial Paper FLEX Co., LLC	0.260	3/8/21	17,000,000	16,997,039
Collateralized Commercial Paper FLEX Co., LLC	0.250	6/2/21	16,000,000	15,988,923
Collateralized Commercial Paper V Co., LLC	0.271	7/22/21	15,500,000	15,483,668
Collateralized Commercial Paper V Co., LLC	0.261	7/19/21	23,000,000	22,976,293
Collateralized Commercial Paper V Co., LLC	0.250	4/12/21	15,000,000	14,994,555
CRC Funding, LLC	0.230	6/7/21	16,000,000	15,990,655
CRC Funding, LLC	0.220	6/1/21	16,000,000	15,991,199
Fairway Finance Co., LLC (Canada)	0.250	6/18/21	15,100,000	15,087,845
Manhattan Asset Funding Co., LLC (Japan)	0.210	3/9/21	15,000,000	14,997,303
MetLife Short Term Funding, LLC	0.220	6/2/21	15,439,000	15,430,226
MetLife Short Term Funding, LLC	0.200	4/5/21	14,189,000	14,186,035
Old Line Funding, LLC	0.217	7/21/21	20,000,000	20,000,000
Thunder Bay Funding, LLC	0.240	7/19/21	15,000,000	14,984,539
Victory Receivables Corp. (Japan)	0.200	2/18/21	15,000,000	14,998,900
Total asset-backed commercial paper (cost $410,126,434)				$410,166,375

		Maturity	Principal
CERTIFICATES OF DEPOSIT (13.7%)*	Yield (%)	date	amount	Value
Bank of America, NA FRN	0.330	1/10/22	$19,000,000	$19,000,541
Bank of Montreal/Chicago, IL FRN (Canada)	0.280	3/2/21	15,000,000	15,002,652
Bank of Montreal/Chicago, IL FRN (Canada)	0.253	10/27/21	18,500,000	18,506,777
Bank of Montreal/Chicago, IL FRN (Canada) M	0.230	2/11/22	14,000,000	14,003,261
Bank of Nova Scotia/Houston FRN	0.311	2/16/21	15,000,000	15,000,791
Bank of Nova Scotia/Houston FRN	0.304	7/20/21	18,000,000	18,006,675
Bank of Nova Scotia/Houston FRN	0.304	2/12/21	16,000,000	16,000,602
Bank of Nova Scotia/Houston FRN	0.240	12/9/21	19,500,000	19,507,009
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.392	8/6/21	14,000,000	14,010,841
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.363	7/19/21	14,000,000	14,008,385
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.339	6/16/21	14,000,000	14,006,156
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.280	3/3/21	16,000,000	16,002,837
Citibank, NA	0.230	8/5/21	15,000,000	15,004,686
Cooperatieve Rabobank UA/NY FRN (Netherlands)	0.344	2/3/21	14,000,000	14,000,457
Credit Suisse AG/New York, NY FRN M	0.280	7/19/22	15,000,000	15,001,515
DNB Bank ASA/New York FRN (Norway)	0.265	2/5/21	15,000,000	15,000,107
Mitsubishi UFJ Trust & Banking Corp./NY	0.340	2/3/21	15,000,000	15,000,479
Natixis SA/New York, NY FRN (France)	0.280	12/10/21	19,500,000	19,510,424
Royal Bank of Canada/New York, NY FRN (Canada)	0.512	4/29/21	9,000,000	9,006,877
Royal Bank of Canada/New York, NY FRN (Canada)	0.282	7/29/21	18,000,000	18,006,155
Royal Bank of Canada/New York, NY FRN (Canada)	0.272	8/6/21	13,000,000	13,001,342

Short Term Investment Fund 17

		Maturity	Principal
CERTIFICATES OF DEPOSIT (13.7%)* cont.	Yield (%)	date	amount	Value
Sumitomo Mitsui Trust Bank Ltd./New York FRN	0.230	6/16/21	$15,500,000	$15,504,163
Svenska Handelsbanken/New York, NY FRN (Sweden)	0.356	6/18/21	15,000,000	15,008,928
Toronto-Dominion Bank/NY FRN (Canada)	0.340	6/10/21	14,000,000	14,005,876
Toronto-Dominion Bank/NY FRN (Canada)	0.324	8/20/21	14,000,000	14,006,924
Toronto-Dominion Bank/NY FRN (Canada)	0.305	8/24/21	18,000,000	18,009,076
Total certificates of deposit (cost $402,999,981)				$403,123,536

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (4.2%)*	Yield (%)	date	amount	Value
U.S. Treasury Bills	0.140	7/15/21	$30,000,000	$29,989,408
U.S. Treasury FRN	0.380	10/31/21	35,000,000	35,073,112
U.S. Treasury FRN	0.300	7/31/21	30,000,000	30,031,935
U.S. Treasury FRN	0.219	4/30/21	29,250,000	29,259,996
Total U.S. treasury obligations (cost $124,237,932)				$124,354,451

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%)*	Yield (%)	date	amount	Value
Federal National Mortgage Association unsec. FRN M	0.200	3/9/22	$30,000,000	$30,047,532
Federal National Mortgage Association unsec. FRN	0.130	12/3/21	30,000,000	30,013,377
Total U.S. government agency obligations (cost $60,000,000)				$60,060,909

	Maturity	Principal
CORPORATE BONDS AND NOTES (2.0%)*	date	amount	Value
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (+ 0.87%), 1.083% (Australia)	11/23/21	$30,500,000	$30,696,236
Mizuho Securities USA, LLC sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.08%), 0.31%	6/10/21	12,000,000	12,000,000
UBS Group AG 144A company guaranty sr. unsec. notes
3.00% (Switzerland)	4/15/21	15,000,000	15,083,843
Total corporate bonds and notes (cost $57,790,533)			$57,780,079

		Maturity	Principal
TIME DEPOSITS (0.7%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman
Islands (Cayman Islands)	0.070	2/1/21	$10,000,000	$10,000,000
Svenska Handelsbanken/New York, NY (Sweden)	0.040	2/1/21	10,000,000	10,000,000
Total time deposits (cost $20,000,000)				$20,000,000

TOTAL INVESTMENTS
Total investments (cost $2,943,031,450)	$2,943,479,663

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
MTN	Medium Term Notes

18 Short Term Investment Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through January 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,943,332,854.

  M This security’s effective maturity date is less than one year.

Ŧ Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.8%	Netherlands	1.2%
Canada	8.3	Japan	1.0
France	4.4	Switzerland	0.5
United Kingdom	4.1	Norway	0.5
Australia	2.6	Cayman Islands	0.3
Sweden	2.3	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$410,166,375	$—
Certificates of deposit	—	403,123,536	—
Commercial paper	—	506,407,313	—
Corporate bonds and notes	—	57,780,079	—
Repurchase agreements	—	1,361,587,000	—
Time deposits	—	20,000,000	—
U.S. government agency obligations	—	60,060,909	—
U.S. treasury obligations	—	124,354,451	—
Totals by level	$—	$2,943,479,663	$—

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 19

Statement of assets and liabilities 1/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,581,444,450)	$1,581,892,663
Repurchase agreements (identified cost $1,361,587,000)	1,361,587,000
Cash	2,228
Interest and other receivables	711,186
Total assets	2,944,193,077

LIABILITIES
Payable for shares of the fund repurchased	10,406
Payable for custodian fees (Note 2)	29,325
Payable for investor servicing fees (Note 2)	54,457
Payable for Trustee compensation and expenses (Note 2)	237,949
Payable for administrative services (Note 2)	35,836
Distributions payable to shareholders	402,513
Other accrued expenses	89,737
Total liabilities	860,223

Net assets	$2,943,332,854

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,942,863,643
Total distributable earnings (Note 1)	469,211
Total — Representing net assets applicable to capital shares outstanding	$2,943,332,854

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class G share
($1,320,479 divided by 1,320,684 shares)	$1.00
Net asset value, offering price and redemption price per class P share
($2,942,012,375 divided by 2,941,542,959 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

20 Short Term Investment Fund

Statement of operations Six months ended 1/31/21 (Unaudited)

INVESTMENT INCOME
Interest		$3,910,938
Total investment income		3,910,938

EXPENSES
Compensation of Manager (Note 2)		4,367,246
Investor servicing fees (Note 2)		173,258
Custodian fees (Note 2)		22,942
Trustee compensation and expenses (Note 2)		74,242
Administrative services (Note 2)		57,518
Other		232,157
Fees waived and reimbursed by Manager (Note 2)		(4,367,246)
Total expenses		560,117
Expense reduction (Note 2)		(4,009)
Net expenses		556,108

Net investment income		3,354,830

UNREALIZED GAIN (LOSS)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers		(635,409)
Total change in net unrealized depreciation		(635,409)

Net loss on investments		(635,409)

Net increase in net assets resulting from operations		$2,719,421

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/21*	Year ended 7/31/20
Operations
Net investment income	$3,354,830	$43,692,739
Net realized gain on investments	—	20,746
Change in net unrealized appreciation (depreciation)
of investments	(635,409)	881,268
Net increase in net assets resulting from operations	2,719,421	44,594,753
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class G	(987)	—
Class P	(3,345,091)	(43,213,232)
Increase (decrease) from capital share transactions (Note 4)	(805,065,874)	919,374,078
Total increase (decrease) in net assets	(805,692,531)	920,755,599

NET ASSETS
Beginning of period	3,749,025,385	2,828,269,786
End of period	$2,943,332,854	$3,749,025,385

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Class G
January 31, 2021**†	$1.00	0.0009	—	0.0009	(0.0009)	(0.0009)	$1.00	.09*	$1,320	.02*	.10*	16*
Class P
January 31, 2021**	$1.00	0.0009	—	0.0009	(0.0009)	(0.0009)	$1.00	.09*	$2,942,012	.02*	.10*	16*
July 31, 2020	1.00	0.0143	—	0.0143	(0.0141)	(0.0141)	1.00	1.42	3,749,025.03		1.40	7
July 31, 2019	1.00	0.0244	—	0.0244	(0.0246)	(0.0246)	1.00	2.49	2,828,270.03		2.44	—
July 31, 2018	1.00	0.0155	—	0.0155	(0.0155)	(0.0155)	1.00	1.56	2,940,941.04		1.55	—
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—
July 31, 2016	1.00	0.0031	—	0.0031	(0.0031)	(0.0031)	1.00	.31	3,317,155.03		.31	—

* Not annualized.

** Unaudited.

† For the period August 3, 2020 (commencement of operations) to January 31, 2021.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of average net assets, reflect a reduction of the following amounts (Note 2):

	1/31/21	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Class G	0.13%	N/A	N/A	N/A	N/A	N/A
Class P	0.13	0.25%	0.25%	0.25%	0.25%	0.25%

The accompanying notes are an integral part of these financial statements.

22 Short Term Investment Fund	Short Term Investment Fund 23

Notes to financial statements 1/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through January 31, 2021.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class G and class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class G shares are only available to other Putnam fund-of-fund accounts. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class G and class P shares of the fund are sold at net asset value. The fund began offering class G shares on August 3, 2020.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

24 Short Term Investment Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $1,391,219,582 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the

Short Term Investment Fund 25

average of certain current market rates. During the reporting period, the fund did not utilize the program except for testing purposes.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,943,031,450, resulting in gross unrealized appreciation and depreciation of $462,489 and $14,276, respectively, or net unrealized appreciation of $448,213.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2021. During the reporting period, the fund waived $4,367,246 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class G	$53
Class P	173,205
Total	$173,258

26 Short Term Investment Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,009 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,151, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $172,834,790,882 and $173,639,869,481, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$30,810,429	$32,000,000
U.S. government securities (Long-term)	—	—
Total	$30,810,429	$32,000,000

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD 8/3/20 (COMMENCEMENT OF
	OPERATIONS) TO 1/31/21
Class G	Shares	Amount
Shares sold	1,404,023	$1,404,023
Shares issued in connection with reinvestment of distributions	987	987
	1,405,010	1,405,010
Shares repurchased	(84,326)	(84,326)
Net increase	1,320,684	$1,320,684

Short Term Investment Fund 27

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class P	Shares	Amount	Shares	Amount
Shares sold	8,790,920,624	$8,790,920,624	17,599,042,369	$17,599,042,369
Shares issued in connection with
reinvestment of distributions	—	—	893	893
	8,790,920,624	8,790,920,624	17,599,043,262	17,599,043,262
Shares repurchased	(9,597,307,182)	(9,597,307,182)	(16,679,669,184)	(16,679,669,184)
Net increase (decrease)	(806,386,558)	$(806,386,558)	919,374,078	$919,374,078

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

28 Short Term Investment Fund

This page left blank intentionally.

Short Term Investment Fund 29

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	BMO Capital Markets	BNP Paribas	BofA Securities, Inc.	Citigroup Global Markets, Inc.	Goldman, Sachs& Co. LLC	HSBC Securities (USA), Inc.	JPMorgan Securities, LLC	RBC Capital Markets, LLC	Royal Bank of Canada	Total
Assets:
Repurchase agreements **	$57,000,000	$100,000,000	$254,000,000	$162,848,000	$193,527,000	$123,200,000	$100,000,000	$181,512,000	$25,000,000	$164,500,000	$1,361,587,000
Total Assets	$57,000,000	$100,000,000	$254,000,000	$162,848,000	$193,527,000	$123,200,000	$100,000,000	$181,512,000	$25,000,000	$164,500,000	$1,361,587,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$57,000,000	$100,000,000	$254,000,000	$162,848,000	$193,527,000	$123,200,000	$100,000,000	$181,512,000	$25,000,000	$164,500,000	$1,361,587,000
Total collateral received (pledged)†##	$57,000,000	$100,000,000	$254,000,000	$162,848,000	$193,527,000	$123,200,000	$100,000,000	$181,512,000	$25,000,000	$164,500,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$58,140,285	$102,017,001	$260,702,008	$166,104,960	$197,406,566	$125,664,000	$102,000,342	$185,142,946	$26,250,635	$167,790,839	$1,391,219,582
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

30 Short Term Investment Fund	Short Term Investment Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management	Manoj P. Singh
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2021